SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 27, 2002

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of November 1, 2002, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-BC1)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-92140	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                      None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 2002-BC1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-92140) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $595,596,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A-IO, Class A4, Class M1, Class M2, Class M3 and Class B Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-BC1 on November 27, 2002.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated October 28, 2002, as supplemented by the Prospectus Supplement dated November  22, 2002 (the “Prospectus Supplement”), to file a copy of the Trust Agreement and the Amended and Restated Trust Agreement (each as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement, as amended by an amended and restated trust agreement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1 and an Amended and Restated Trust Agreement (the Amended and Restated Trust Agreement”) attached hereto as Exhibit 4.2, each dated as of November 1, 2002, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.  The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A-IO, Class A4, Class M1, Class M2, Class M3, Class B, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, first lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $598,591,600 as of November 1, 2002, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Terms Agreement, dated November 22, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Underwriter.

4.1

Trust Agreement, dated as of November 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.

4.2

Amended and Restated Trust Agreement, dated as of November 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2002, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement, dated as of November 1, 2002, among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Fairbanks Capital Corp., as Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

                                                                             CORPORATION

By:  /s/ Ellen V. Kiernan

       Name: Ellen V. Kiernan

       Title:   Vice President

Dated:  November 27, 2002

EXHIBIT INDEX

Exhibit No.

Description

Page No.

1.1

Terms Agreement, dated November 22, 2002, between
Structured Asset Securities Corporation, as Depositor, and
Lehman Brothers Inc., as Underwriter.

4.1

Trust Agreement, dated as of November 1, 2002, among
Structured Asset Securities Corporation, as Depositor, Aurora
Loan Services Inc., as Master Servicer, The Murrayhill Company,
as Credit Risk Manager, and Wells Fargo Bank Minnesota,
National Association, as Trustee.

4.2

Amended and Restated Trust Agreement, dated as of November 1,
2002, among Structured Asset Securities Corporation, as Depositor,
Aurora Loan Services Inc., as Master Servicer, The Murrayhill
Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota,
National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of
November 1, 2002, between Lehman Brothers Bank, FSB, as
Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement, dated as of November 1, 2002, among Lehman Brothers Bank, FSB, Aurora Loan Services Inc.
and Fairbanks Capital Corp., as Servicer.